Other Income - Schedule of Other Income (Details) - USD ($)		6 Months Ended
		Mar. 31, 2026	Mar. 31, 2025
Schedule of Other Income [Abstract]
Gain from settlement of student-deposit refunds with Renda	[1]		$ 1,200,000
Loss for football game		(600,000)
Gain from disposal of fixed assets			665,389
Others		(609)	28,124
Total		$ (600,609)	$ 1,893,513

[1]	On March 1, 2025, the Company entered into an agreement with Renda whereby Renda assumed full responsibility for $1.2 million of student deposit refunds related to Miami University of Ohio (Regional Campuses), which were previously recorded in the Company’s accounts payable. Under this agreement, Renda will process and fulfill all refund requests directly, relieving the Company of this financial obligation.